Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott A. Gerard, the Chief Financial Officer of Silvercrest Asset Management Group Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to my knowledge:

•

The Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott A. Gerard
Scott A. Gerard
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: May 14, 2014